UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2025

NICOLET BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	001-37700	47-0871001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Washington Street
Green Bay, Wisconsin 54301
(Address of principal executive offices)

(920) 430-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NIC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2025, the Compensation Committee of Nicolet Bankshares, Inc. (“Nicolet”) recommended, and the Board approved, an equity award to Mike Daniels, Chairman, President and Chief Executive Officer of Nicolet. The equity award consists of 30,000 restricted shares that cliff vest upon 5 years of continued service through December 31, 2030, and up to 60,000 restricted stock units that will vest upon the satisfaction of certain performance-based metrics over a 5-year performance period commencing January 1, 2026, as described in the award. Up to 30,000 restricted stock units will vest based on achievement of above average peer bank Return on Average Assets percentiles over the performance period, and up to 30,000 restricted stock units will vest based on achievement of cumulative earnings per share (“EPS”) targets over the performance period. The grant date value of the equity award is $12 million, which will be recognized over the five-year vesting period for years 2026 to 2030.

Item 7.01	Regulation FD.
On September 8, 2025, Nicolet issued a press release announcing the mutual commitment of Mr. Daniels and Nicolet, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of such section. The information in this report on Form 8-K shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Act, or under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated September 8, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 9, 2025	NICOLET BANKSHARES, INC.

		By:	/s/ H. Phillip Moore, Jr.
H. Phillip Moore, Jr.
Chief Financial Officer